UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2010

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip code)

(214) 854-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The following is the text of a press release issued by Blockbuster Inc. on June 22, 2010.

New York Stock Exchange Accepts Blockbuster’s Plan to Regain Compliance with Minimum

Market Capitalization Requirement

DALLAS- June 22, 2010 – Blockbuster Inc. (NYSE: BBI, BBI.B), a leading provider of media entertainment, today announced that the New York Stock Exchange (“NYSE”) has accepted the Company’s plan to regain compliance with the NYSE’s minimum average market capitalization requirement. As a result, Blockbuster’s common stock will continue to be listed on the NYSE, subject to quarterly reviews by the Exchange to monitor the Company’s progress against the confidential plan and subject to the Company’s compliance with the other NYSE continued listing requirements.

On March 24, 2010, the NYSE notified Blockbuster that it had fallen below the NYSE’s continued listing standard requiring that it maintain an average market capitalization of at least $75 million over a consecutive 30 trading-day period. With the acceptance of the confidential plan, Blockbuster has until September 2011 to comply with the average market capitalization standard.

Separately, on November 17, 2009, the NYSE notified the Company that it was not in compliance with the NYSE’s continued listing standard that requires the average closing price of the Company’s common stock be no less than $1.00 per share over a consecutive 30 trading-day period. As the Company previously disclosed, the Company has put forth a proposal to convert its outstanding Class B common stock into Class A common stock and rename the Class A common stock as “common stock,” as well as a proposal to effect a reverse stock split of the Company’s common stock, at its June 24, 2010 annual stockholders’ meeting. The Company currently intends to effect the conversion of the Class B common stock if approved by stockholders at the annual meeting, and to effect the reverse stock split if the recapitalization efforts the Company is currently pursuing do not result in the price of the Company’s common stock increasing such that the Company regains compliance with the NYSE’s minimum price requirement.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may also be included from time to time in our other public filings, press releases, our website and oral and written presentations by management. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “predicts,” “targets,” “seeks,” “could,” “intends,” “foresees” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our strategies, initiatives, objectives, plans or goals are forward-looking. These forward-looking statements are based on management’s current intent, belief, expectations, estimates and projections. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict. Therefore, actual results may vary materially from what is expressed in or indicated by the forward-looking statements. The risk factors set forth under “Item 1A. Risk Factors” in our Annual Reports on Form 10-K and other matters discussed from time to time in our filings with the Securities and Exchange Commission, including the “Disclosure Regarding Forward-Looking Information” and “Risk Factors” sections of our Quarterly Reports on Form 10-Q, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements. In the event that the risks disclosed in our public filings cause results to differ materially from those expressed in our forward-looking statements, our business, financial condition, results of operations or liquidity could be materially adversely affected and investors in our securities could lose part or all of their investments. Accordingly, our investors are cautioned not to place undue reliance on these forward-looking statements because, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate.

Further, the forward-looking statements included in this release and those included from time to time in our other public filings, press releases, our website and oral and written presentations by management are only made as of the respective dates thereof. Except as otherwise required by law, we undertake no obligation to update publicly any forward-looking statement in this release or in other documents, our website or oral statements for any reason, even if new information becomes available or other events occur in the future.

About Blockbuster Inc.

Blockbuster Inc. is a leading global provider of rental and retail movie and game entertainment. The company provides customers with convenient access to media entertainment anywhere, any way they want it - whether in-store, by-mail, through vending kiosks or digitally to their homes and mobile devices. With a highly recognized brand and a library of more than 125,000 movie and game titles, Blockbuster leverages its multichannel presence to serve nearly 47 million global customers annually. The company may be accessed worldwide at www.blockbuster.com.

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Contacts

Media – Craig Bloom of Hill and Knowlton, + 1-212-885-0585, Craig.Bloom@hillandknowlton.com, for Blockbuster Inc.

Investor Relations – Kellie Nugent, Director, Investor Relations of Blockbuster Inc., kellie.nugent@blockbuster.com

Company Statement

Stockholders are urged to read Blockbuster’s definitive proxy statement because it contains important information regarding Blockbuster’s annual meeting of stockholders to be held on June 24, 2010. Stockholders and other interested parties may obtain, free of charge, copies of the proxy statement, and any other documents filed by Blockbuster with the SEC, at the SEC’s Internet website at http://www.sec.gov/. The proxy statement and these other documents may also be obtained free of charge by contacting Morrow & Co., Inc., the firm assisting Blockbuster in the solicitation of proxies, toll-free at 1-800-607-0088.

Blockbuster and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Blockbuster’s stockholders in respect of the 2010 annual meeting of stockholders. Information regarding the interests of such persons, including such persons’ beneficial ownership of Blockbuster common stock is set forth in Blockbuster’s definitive proxy statement, filed with the SEC on May 21, 2010, with respect to the 2010 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: June 22, 2010	By:	/s/ THOMAS M. CASEY
Thomas M. Casey
Executive Vice President and Chief Financial Officer